SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2005

ABC Bancorp

(Exact name of registrant as specified in its charter)

Georgia	0-16181	58-1456434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24 2nd Avenue, S.E., Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 20, 2005, ABC Bancorp issued a press release announcing its estimated fourth quarter 2004 results. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) – (b)     Financial Statements and Pro Forma Financial Information. None.

(c)    Exhibits.

99.1	Press release dated January 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ABC BANCORP

By:	/s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.,
President and Chief Executive Officer

Dated: January 21, 2005

EXHIBIT INDEX

99.1	Press release dated January 20, 2005.